ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2017
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE

5. ASSETS HELD FOR SALE

At December 31, 2017, 10 investment properties located in Canada and the United States were classified as assets held for sale. On January 30, 2018, the income-producing property in Bowling Green, Kentucky, and two income-producing properties in St. Thomas, Ontario were sold for gross proceeds of approximately $328 million (US$ 262.3 million). On January 31, 2018, seven income-producing properties in Newmarket, Ontario were sold for gross proceeds of $63.0 million.

During the year ended December 31, 2017, Granite incurred $0.4 million of legal and advisory costs associated with the planned disposal of the investment properties held for sale which is included in loss on sale of investment properties on the combined statements of income.